                                                                       Exhibit 1
                            FORM OF SHARE CERTIFICATE
                                     [FRONT]



                               INCORPORATED UNDER

NUMBER                            THE LAWS OF              SHARES

(SPECIMEN)                     THE STATE OF OHIO           (SPECIMEN)
---------                                                  --------



                      COLUMBIA FINANCIAL OF KENTUCKY, INC.
                            CUSIP NO.________________





               THIS CERTIFIES THAT (SPECIMEN) is the owner of _____ common shares, without par value, of Columbia Financial of Kentucky, Inc., transferable only on the books of Columbia Financial of Kentucky, Inc., by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

                  THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED.

                  IN WITNESS WHEREOF, Columbia Financial of Kentucky, Inc., has caused this Certificate to be signed by its duly authorized officers.


Dated ______________


------------------------                    -------------------------
Secretary                                   President


Countersigned and registered:  ____________________________ (_________,
________) Transfer Agent and Registrar.

                                            By ________________________________
                                                      Authorized Signature

                            FORM OF SHARE CERTIFICATE
                                     [BACK]


                      COLUMBIA FINANCIAL OF KENTUCKY, INC.

                  The interest in Columbia Financial of Kentucky, Inc. (the "Corporation"), evidenced by this Certificate may not be transferred, sold, retired or withdrawn except as provided in the Rules and Regulations promulgated by the Office of Thrift Supervision and the Articles of Incorporation and Code of Regulations of the Corporation.

                  The Corporation will mail to the holder of the common shares evidenced hereby a copy of the express terms of such shares without charge within five (5) days after receipt of a written request therefor.

                  The common shares evidenced hereby are not accounts of an insurable type and are not insured by the Federal Deposit Insurance Corporation.


                  For Value Received, __________ hereby sells, assigns and transfers unto ____________ ________ shares of common stock represented by the within Certificate, and does hereby irrevocably constitute and appoint ______________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.



Dated ____________________          ______________________________


                                    ------------------------------

                                    NOTICE:  The signature to this Assignment
                                             must correspond with the name as
                                             written upon the face of this
                                             Certificate in every particular,
                                             without alteration or enlargement,
                                             or any change whatever.


SIGNATURE(S) GUARANTEED:            ______________________________

                                             The signature(s) should be
                                             guaranteed by an eligible
                                             guarantor institution. (Banks,
                                             Stockbrokers, Savings and Loan
                                             Associations and Credit Unions
                                             with membership in an approved
                                             signature guarantee medallion
                                             program), pursuant to S.E.C. Rule
                                             17Ad-15.